UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

Filed by the Registrant ☑                                         Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

KENNAMETAL INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☑	No fee required.

☐	Fee paid previously with preliminary materials:

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

KENNAMETAL INC.

525 WILLIAM PENN PLACE

SUITE 3300

PITTSBURGH, PA 15219

D89205-Z83280-P79117

Your Vote Counts!

KENNAMETAL INC.

2022 Annual Meeting

Vote by October 24, 2022 11:59 PM ET. For shares held in a

Plan, vote by October 20, 2022 11:59 PM ET.

You invested in KENNAMETAL INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareowner meeting to be held on October 25, 2022.

Get informed before you vote

View the Proxy Statement and the 2022 Annual Report to Shareowners online OR you can receive a free paper or email copy of the material(s) by requesting prior to October 11, 2022. If you would like to request a copy of the material(s) for this and/or future shareowner meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Smartphone users	Vote Virtually at the Meeting*
Point your camera here and	October 25, 2022
vote without entering a	2:00 P.M. Eastern Time
control number
Virtually at: www.virtualshareholdermeeting.com/KMT2022

*Please	check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming shareowner meeting. Please follow the instructions on the reverse side to vote these important matters.

					Board
Voting Items					Recommends

1.	Election of nine directors for terms expiring in 2023

	Nominees:

	01)	Joseph Alvarado	06)	Sagar A. Patel	For
	02)	Cindy L. Davis	07)	Christopher Rossi
	03)	William J. Harvey	08)	Lawrence W. Stranghoener
	04)	William M. Lambert	09)	Steven H. Wunning
	05)	Lorraine M. Martin

2.	Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending June 30, 2023				For

3.	Non-Binding (Advisory) Vote to Approve the Compensation Paid to the Company’s Named Executive Officers				For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.

D89206-Z83280-P79117